Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
1 8 .	COMMITMENTS AND CONTINGENCIES

Investment commitments
The Group was obligated to subscribe RMB47,500 and RMB13,500 for partnership interest and equity interest of certain long-term investees under various arrangements as of December 31, 2018 and 2019, respectively.
Contingencies
The Group is subject to legal proceedings in the ordinary course of business. The Group does not believe that any currently pending legal or administrative proceeding to which the Group is a party will have a material effect on its business or financial condition.